ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited)

The unaudited consolidated schedule of investments of Partners Group Growth, LLC (the “Fund”), a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, as of December 31, 2025, is set forth below:

INVESTMENT PORTFOLIO AS A PERCENTAGE OF TOTAL NET ASSETS

Private Equity Investments (103.95%) Direct Investments * (41.89%) Direct Equity (41.89%)	Investment Type	Acquisition Date	Shares	Cost	Fair Value**
Asia - Pacific (13.50%)
BPEA EQT Mid-Market Growth Co-investment Carlton, SCSp +, a, b, c	Limited partnership interest	01/21/25	—	$711,267	$769,039
Campus Co-investment, L.P. +, a, c	Common equity	03/20/24	9,002,997	9,017,127	14,383,490
Infinity Fincorp Solutions Private Limited +, a, c	Preferred equity	10/31/25	8,053,180	8,053,180	8,053,180
Infinity Fincorp Solutions Private Limited +, a, c	Common equity	10/31/25	423,852	423,852	973,440
Kedaara Victoria Holdings +, a, b, c	Limited partnership interest	09/28/23	—	4,440,057	4,737,004
Menou LP +, a, b	Limited partnership interest	08/23/24	—	1,762,512	2,009,030
Neara +, a, c	Common equity	12/24/25	18,360,200	12,321,594	12,304,801
PG Power Pte. Ltd. +, a, c	Common equity	10/30/24	102,846	542,091	1,183,196
Total Asia - Pacific (13.50%)					44,413,180
North America (25.22%)
Aurora Co-Invest L.P. +, a, b, c	Limited partnership interest	07/25/24	—	4,175,472	4,623,325
Circa Health LLC +, a, c	Common equity	09/05/25	5,071,919	5,071,919	5,203,348
Lumin Digital, LLC +, a, c	Preferred equity	11/20/24	187,500	1,126,695	1,447,753
Nozomi Networks, Inc. +, a	Preferred equity	07/10/25	7,022,556	7,022,556	8,777,050
RCP Nats Co-Investment Fund, L.P. +, a, b, c	Limited partnership interest	04/30/25	—	254,660	332,372
Restor3D, Inc. +, a, c, d	Preferred equity	08/08/25	4,527,607	11,697,033	12,182,635
Revelstoke Capital Partners LLC (Holdco) +, a, c	Common equity	03/26/25	1,518,145	1,518,145	1,994,233
Saguaro Coinvestor Holdings, L.P. +, a, b, c	Limited partnership interest	09/19/25	—	6,441,895	7,078,206
Silver Lake Strategic Investors VI, L.P. +, a, b	Limited partnership interest	09/14/23	—	5,016,801	7,215,223
Surveyor Co-Invest SCSp +, a, b, c	Limited partnership interest	10/17/24	—	830,722	1,148,846
Sword Health Technologies, Inc. +, a	Common equity	05/14/24	88,109	2,749,093	4,973,328
Sword Health Technologies, Inc. +, a	Preferred equity	05/14/24	33,762	1,053,410	1,905,702
VEPF VIII Co-Invest 7-A, LP +, a, b, c	Limited partnership interest	09/18/25	—	26,195,344	26,097,531
Total North America (25.22%)					82,979,552
Western Europe (3.17%)
Akur8 SAS +, a, c	Common equity	08/28/24	1,717,771	1,910,315	2,336,598
Akur8 SAS +, a, c	Preferred equity	08/28/24	2,353,537	2,620,157	2,991,590
PG Investment Company 76 S.à r.l. +, a, c	Common equity	09/03/24	35,784	39,509	1
PG Investment Company 76 S.à r.l. +, a, c	Preferred equity	09/03/24	4,347,958	4,800,561	5,117,961
Total Western Europe (3.17%)					10,446,150
Total Direct Equity (41.89%)				$119,795,967	$137,838,882
Total Direct Investments (41.89%)				$119,795,967	$137,838,882

Secondary Investments *, b (62.06%)	Acquisition Date	Cost	Fair Value
Asia - Pacific (0.13%)
Affinity Asia Pacific Fund IV (No.2) L.P. +, a, c	09/30/24	$129,776	$261,679
Archer Capital Fund 5 +, a, c	09/30/24	1	3,398
Bain Capital Asia Fund II, L.P. +, a, c	03/31/25	11,563	33,883
Crescent Capital Partners IV, LP +, a	09/30/24	11,938	7,012
Impilo Orphan Drugs AB +, a	08/01/25	—	122,320
KV Asia Capital Fund I L.P. +, a, c	09/30/24	1	7,385
Total Asia - Pacific (0.13%)			435,677

The accompanying notes are an integral part of these Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited) (continued)

	Acquisition Date	Cost	Fair Value
Private Equity Investments (continued)
Secondary Investments *, b (continued)
North America (30.14%)
7Wire Ventures Fund II, L.P. +, a, c	12/29/23	$381,848	$573,001
7Wire Ventures Fund, L.P. +, a	12/29/23	676,887	1,738,538
ACP Investment Fund, L.P. +, a, c	09/30/24	4,973	6,077
Altas Partners Holdings II LP +, a, c	09/30/25	1,262,931	1,234,535
ASP Securities Exchange Fund II L.P. +, a, c	09/30/24	787,504	1,603,402
August Capital V Special Opportunities, L.P. +, a, c	10/01/24	4,253	3,040
Bain Capital Venture Fund 2009, L.P. +, a, c	09/30/24	1	3,940
Bain Capital Venture Fund 2012, L.P. +, a	09/30/24	78,719	115,177
Berkshire Fund VIII, L.P. +, a, c	09/30/24	1	21,596
Birch Hill Equity Partners (US) IV, LP +, a, c	01/13/25	1	5,117
Cerberus Institutional Partners VI, L.P. +, a	10/01/25	612,983	940,413
Clearlake Capital Partners VI, L.P. +, a, c	12/31/25	4,711,497	5,708,313
Cortec Group Fund V, L.P. +, a, c	09/30/24	1	1
ESG Holdco II LLC +, a	12/29/23	2,944	1
Flexential +, a	08/13/25	1,915,955	2,333,850
GI Zeus Holdings-A LP +, a, c	08/13/25	1,617,119	1,975,610
HGGC Fund IV, L.P. +, a, c	09/30/25	1,116,798	1,135,723
Index Ventures Life VI (Jersey), L.P. +, a	09/30/24	16,263	45,011
Insight Ventures Partners XII, L.P. +, a, c	12/31/25	3,361,809	4,786,957
Madison Dearborn Capital Partners V, L.P. +, a, c	12/31/24	1	1
Mainsail Partners III, L.P. +, a, c	09/30/24	18,118	16,869
Marlin Equity III, L.P. +, a, c	09/30/24	1,485	1,716
New Enterprise Associates 14, L.P. +, a, c	10/01/24	187,332	427,037
Next Play Capital I, L.P. +, a, c	12/29/23	565,428	1,240,821
Next Play Capital II, L.P. +, a, c	12/29/23	472,699	1,121,138
NGP Natural Resources X, L.P. +, a, c	09/30/24	3,881	11,868
Novacap TMT International NV CV, L.P. +, a, c	10/31/24	1,155,241	1,289,857
NPC Exabeam, LLC +, a	12/29/23	84,841	1
NPC Guild, LLC +, a	12/29/23	169,592	366,715
Overbay Capital Partners 2024 Fund Aggregator (AIV IX) LP +, a, c	08/28/25	6,778,201	9,997,847
Performance Direct Investments V, L.P. +, a, c	05/01/25	159,111	185,611
Performance Venture Capital Reinvestment Fund, L.P. +, a, c	03/12/25	3,162,022	6,033,201
Performance Venture Capital VI, L.P. +, a, c	04/18/25	64,656	93,268
Ping An Global Equity Selection Fund +, a	09/30/25	3,009,606	3,606,420
Platinum Equity Capital Partners V, L.P. +, a, c	12/31/25	4,204,581	6,035,911
Pritzker Private Capital II +, a, c	10/01/25	1,310,963	1,198,151
Project Senator Holding VII L.P. +, a, c	05/13/24	1,687,151	3,482,202
Redpoint Omega II, L.P. +, a	09/30/24	43,534	103,497
Redpoint Ventures IV, L.P. +, a, c	09/30/24	31,748	37,246
RoundTable Healthcare Partners III, L.P. +, a, c	09/30/24	8,213	40,747
SCP Dragon, L.P. +, a	06/16/25	3,310,858	5,409,551
SCP Harbor, L.P. +, a, c	10/13/23	5,787,029	12,259,099
SCP Shield, L.P. +, a	06/16/25	1,622,485	2,623,432
Sigma Partners 6, L.P. +, a	09/30/24	22,260	38,642
Sigma Partners 7, L.P. +, a	09/30/24	12,475	10,307
Sigma Partners 8, L.P. +, a	09/30/24	20,695	38,135
Springcoast Partners I-A, L.P. +, a, c	06/17/25	2,839,686	4,157,726
Sterling Capital Partners IV, L.P. +, a, c	12/01/24	8,304	1
Sterling Partners – Small Market Growth 2009, L.P. +, a	12/01/24	11,103	34,479
STG IV, L.P. +, a, c	09/30/24	8,177	15,305
Summit Partners Growth Equity Fund VIII-B, L.P. +, a, c	12/31/24	3,801	6,611
Summit Partners Venture Capital Fund III-B, L.P. +, a, c	12/31/24	679	8,906
TA Atlantic and Pacific VII-A L.P. +, a, c	09/30/24	51,898	165,895

The accompanying notes are an integral part of these Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited) (continued)

	Acquisition Date	Cost	Fair Value
Private Equity Investments (continued)
Secondary Investments *, b (continued)
North America (continued)
TA Subordinated Debt Fund III, L.P. +, a, c	09/30/24	$1	$834
TA XI, L.P. +, a, c	09/30/24	3,123	16,739
TCV IX L.P +, a, c	09/30/25	870,453	1,212,265
TCV X(A), LP +, a, c	09/30/25	109,958	110,400
TCV X(A), LP +, a, c	09/30/25	880,968	1,442,984
TCV XI(A), L.P. +, a, c	12/31/25	1,538,207	2,344,909
TCV XI(A), LP +, a, c	09/30/25	1,030,206	1,370,680
TQS MCE LLC +, a	12/29/23	320,951	703,299
Trinity Ventures 2024, L.P. +, a, c	12/20/24	2,590,549	3,233,440
Trivest Fund V, L.P. +, a, c	10/01/24	21,290	51,240
VenCap Scotch LP +, a, c	09/12/25	4,477,181	6,355,040
Warburg Pincus Private Equity XI, L.P. +, a	01/01/25	6,498	13,408
Welsh, Carson, Anderson & Stowe XI, L.P. +, a	09/30/24	1,393	50
Total North America (30.14%)			99,143,803
Rest of World (0.12%)
Advent Latin American Private Equity Fund V, L.P. +, a, c	10/01/24	30,210	60,859
Pitango Venture Capital Fund VI L.P. +, a	09/30/24	222,554	327,557
Victoria South American Partners II, L.P. +, a, c	09/30/24	25,090	6,640
Total Rest of World (0.12%)			395,056
Western Europe (31.67%)
7RIDGE Investments 7 Limited Partnership +, a, c	10/28/25	13,808,052	13,808,052
Abingworth Bioventures VI LP +, a, c	10/01/24	9,781	19,856
Advent International GPE VI, L.P. +, a, c	10/01/24	6,619	7,735
Advent International GPE VII-E, L.P. +, a, c	10/01/24	8,132	18,662
Alchemy Special Opportunities Fund II L.P. +, a, c	09/30/24	8,707	17,405
APAX Europe VII - B, L.P. +, a, c	10/01/24	607	1,044
Astorg V FCPR +, a, c	09/30/24	891	1
Atomico IV L.P. (Project Matterhorn) +, a, c	01/31/24	3,078,917	4,396,080
Atomico V L.P. +, a, c	01/31/24	2,170,828	3,228,475
August Capital V, L.P. +, a, c	10/01/24	51,166	42,841
Bain Capital Europe Fund III, L.P. +, a, c	03/31/25	1	—
BC European Capital IX, L.P. +, a, c	10/01/24	8,449	57,383
Charterhouse Capital Partners IX +, a	09/30/24	999	1,257
DBAG Fund VI (Guernsey) L.P. +, a, c	09/30/24	19,480	27,512
Earlybird DWES Fund VI GmbH & Co. KG +, a, c	06/07/24	1,005,207	3,319,505
Earlybird DWES Fund VII GmbH & Co. KG +, a, c	06/07/24	580,181	1,471,429
EQT Mid Market Europe (No.1) Feeder Limited Partnership +, a, c	01/31/24	782,646	1,539,245
France Special Situations Fund I FPCI +, a, c	10/01/24	44,821	5,275
G Square Capital I +, a	12/01/24	112	123
HgCapital 8 L.P. +, a, c	10/01/25	1,467,648	1,881,498
Hg Genesis 9 L.P. +, a, c	10/01/25	1,163,311	1,277,698
HitecVision Asset Solutions, L.P. +, a, c	09/30/24	1	1
HitecVision SpringPoint L.P. +, a, c	09/30/24	—	39
HitecVision V, L.P. +, a, c	09/30/24	5,867	41
HitecVision VI, L.P. +, a, c	09/30/24	55,514	59,523
Impilo Orphan Drugs AB +, a, c	09/19/24	436,170	577,093
Index Ventures Growth II (Jersey), L.P. +, a, c	09/30/24	89,140	82,073
Index Ventures Growth III (Jersey) L.P. +, a, c	06/30/25	2,531,405	2,835,136
Index Ventures Growth III (Jersey), L.P. +, a	09/30/23	1,114,484	3,009,340
Index Ventures Growth IV (Jersey), L.P. +, a	09/30/23	1,943,645	1,585,629
Index Ventures IX (Jersey), L.P. +, a, c	09/30/23	841,018	1,224,179

The accompanying notes are an integral part of these Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited) (continued)

	Acquisition Date	Cost	Fair Value
Private Equity Investments (continued)
Secondary Investments *, b (continued)
Western Europe (continued)
Index Ventures VI (Jersey), L.P. +, a, c	09/30/24	$4,689,517	$11,655,489
Index Ventures VII (Jersey), L.P. +, a, c	09/30/23	4,319,602	5,928,432
Index Ventures VIII (Jersey), L.P. +, a, c	09/30/23	705,939	1,733,691
Industrial Opportunity Partners II, L.P. +, a, c	09/30/24	3,653	9,728
Investindustrial V L.P. +, a, c	09/30/24	69,023	52,379
L Capital 3 FPCI +, a, c	12/02/24	13,346	9,958
Latour Capital I +, a	12/31/24	4,057	—
Living Bridge 5 L.P. +, a, c	10/01/24	18,692	47,847
Montagu+ 2 SCSp +, a, c	10/30/25	9,159,274	9,250,627
Phoenix Equity Partners 2010 LP +, a	09/30/24	1	—
Piper Private Equity Fund V L.P. +, a, c	10/01/24	9,680	—
Prime Ventures IV C.V. +, a, c	09/30/24	48,635	118,311
Summa Equity Fund III +, a, c	06/30/25	4,356,151	4,454,899
Summit Partners Europe Private Equity Fund, L.P. +, a, c	03/31/25	1	1
TDR Capital III 'B' L.P. +, a, c	10/01/24	100,101	120,450
Turkish Private Equity Fund III L.P. +, a, c	09/30/24	61,422	110,069
Verdane Freya X +, a, c	06/30/25	10,585,240	10,871,933
Verdane Freya XI +, a, c	06/30/25	5,729,491	6,488,410
Verdane Idun I +, a, c	06/30/25	3,242,092	3,865,190
Vitruvian Investment Partnership III, L.P. +, a, c	09/30/25	1,140,709	1,196,304
Vitruvian Investment Partnership IV +, a, c	09/30/25	1,210,530	1,309,422
Volpi Capital Investments Conti, L.P. +, a, c	09/07/23	4,847,736	6,475,329
WPEF V Feeder LP +, a, c	01/01/25	2,566	6,499
Total Western Europe (31.67%)			104,199,098
Total Secondary Investments (62.06%)		$147,203,509	$204,173,634

Total Private Equity Investments (Cost $266,999,476)(103.95%)			$342,012,516

Total Investments (Cost $266,999,476)(103.95%)			342,012,516

	Interest Rate	Units	Cost	Fair Value
Cash Equivalents
BlackRock Liquidity Funds - Treasury Trust Fund	4.16%	6,745,842	6,745,842	$6,745,842
Total Cash Equivalents (2.05%)				6,745,842

Total Investments and Cash Equivalents (Cost $273,745,318)(106.00%)				$348,758,358

Other Assets in Excess of Liabilities ((6.00)%)				$(19,750,885)

Net Assets[e] (100.00%)				$329,007,473

*	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are single or portfolios of assets acquired on the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

The accompanying notes are an integral part of these Consolidated Schedule of Investments.

Partners Group Growth, LLC

(a Delaware Limited Liability Company)

Consolidated Schedule of Investments —

December 31, 2025 (Unaudited) (continued)

**	The Fair Value of any Direct Investment may not necessarily reflect the current or expected future performance of such Direct Investment or the Fair Value of the Fund’s interest in such Direct Investment. Furthermore, the Fair Value of any Direct Investment has not been calculated, reviewed, verified or in any way approved by such Direct Investment or its general partner, manager or sponsor (including any of its affiliates). Please see below for further details regarding the valuation policy of the Fund.

+	The fair value of the investment was determined using significant unobservable inputs.

a	Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of December 31, 2025 was $342,012,516, or 130.95% of net assets. Total aggregated cost of restricted securities as of December 31, 2025 was $266,999,476.

b	Investment does not issue shares.

c	Investment has been committed to but has not been fully funded by the Fund.

d	Represents an affiliated issuer.

e	Net Assets include $161,346 of Repurchase amounts payable for tender offers.

A summary of outstanding financial instruments at December 31, 2025 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Counterparty	Currency Purchased	Currency Sold		Value	Unrealized Appreciation (Depreciation)
January 21, 2026	State Street Bank International	$61,150,049		€51,730,000	$60,855,541	$294,508
January 21, 2026	State Street Bank International	$3,174,908		€2,680,000	$3,152,771	$22,137
January 21, 2026	State Street Bank International	$9,429,095		€8,100,000	$9,528,898	$(99,803)
January 21, 2026	State Street Bank International	€55,880,000		$65,702,743	$65,737,631	$34,888
January 21, 2026	State Street Bank International	€6,630,000		$7,834,235	$7,799,579	$(34,656)
February 25, 2026	ANZ Bank	$16,852,039	I	1,500,000,000	$16,674,819	$177,220
February 25, 2026	ANZ Bank	$7,854,578	I	700,000,000	$7,781,582	$72,996
March 25, 2026	State Street Bank International	$9,920,217	SEK	92,300,000	$10,046,629	$(126,412)
April 22, 2026	State Street Bank International	$11,946,057	AUD	18,090,000	$12,059,788	$(113,731)
April 29, 2026	State Street Bank International	$6,820,256		€5,820,000	$6,870,435	$(50,179)
April 29, 2026	State Street Bank International	$66,001,505		€55,880,000	$65,965,617	$35,888
						$212,856

Legend:

AUD	- Australian Dollar

€	- Euro

I	- Indian Rupee

SEK	- Swedish Krona

The accompanying notes are an integral part of these Consolidated Schedule of Investments.

The information contained in this section should be read in conjunction with the Fund’s audited consolidated financial statements contained in its annual report for the year ended March 31, 2025.

Investments held by the Fund include direct equity investments in operating companies (“Direct Investments”) and primary and secondary investments in private equity funds (“Primary Investments” and “Secondary Investments”, respectively, and together, “Private Equity Fund Investments”; Direct Investments and Private Equity Fund Investments, collectively, “Private Equity Investments”).

Partners Group (USA) Inc. (the “Adviser”) determines the fair value of the Fund’s Private Equity Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and the Fund's valuation procedures (the “Valuation Procedures”), which have been approved by the board of managers of the Fund (the “Board”). As authorized by the Valuation Procedures, the Adviser values the Fund’s Private Equity Investments in consultation with its affiliates. The Valuation Procedures require evaluation of all relevant factors reasonably available to the Adviser and its affiliates at the time the Fund’s Private Equity Investments are valued.

The Valuation Procedures are implemented by the Adviser and State Street Bank and Trust Company, as the Fund’s administrator (the “Administrator”). Both the Adviser and the Administrator are subject to the oversight of, and report to, the Board. The Adviser and the Administrator monitor and review the methodologies of the various third-party pricing services that are employed by the Fund.

The Adviser and certain of its affiliates act as investment advisers to clients other than the Fund. However, the valuation attributed to a Private Equity Investment held by the Fund and to the same Private Equity Investment held by another client, one of the Adviser’s affiliates, or by a client of one of its affiliates might differ due to differences in accounting, regulatory or other factors applicable to the Fund, such other client or the Adviser’s affiliate.

In conformity with U.S. GAAP, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. A three-level hierarchy is used to distinguish between (A) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (B) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs). This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund’s investments are summarized below for each of the three levels:

●	Level 1 – Pricing inputs are quoted prices available in active markets for identical investments as of the measurement date. The type of investments included in Level 1 include marketable securities that are primarily traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange. The fair value is determined to be the last sale price on the determination date, or, if no sales occurred on that date, the closing bid price on the determination date. In accordance with authoritative guidance, the Fund does not apply a blockage discount to the quoted price for these investments, even in situations where the Fund holds a large position in an investment and a sale could reasonably impact the quoted price.

●	Level 2 – Pricing inputs are observable inputs other than quoted prices for identical assets in active markets (i.e., not Level 1 inputs). Fair value is determined using models or other valuation methodologies through direct or indirect corroboration with observable market data. Investments that are generally included in this category include corporate notes, convertible notes, warrants and restricted public equity securities. The fair value of legally restricted equity securities may be discounted depending on the likely impact of the restrictions on liquidity and the Adviser’s estimates.

●	Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Investments that are included in this category are private equity and debt investments, as well as convertible notes and warrants that are not actively traded. The fair value for investments using Level 3 pricing inputs is based on the Adviser’s estimates that consider a combination of various factors and performance measurements. These factors and measurements include the timing of the transaction; the market in which the investment operates; comparable market transactions; operational performance and projections of the investments; various performance multiples as applied to earnings before interest, taxes, depreciation, and amortization or a similar measure of earnings for the latest reporting period or a forward period; brokers’ quotes; and discounted cash flow analysis.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund's investments classified in the fair value hierarchy as of December 31, 2025:

Investments	Level 1	Level 2	Level 3	Total
Direct Investments:
Direct Equity	$—	$—	$137,838,882	$137,838,882
Total Direct Investments	$—	$—	$137,838,882	$137,838,882
Secondary Investments	$—	$—	$204,173,634	$204,173,634
Cash Equivalents	$6,745,842	$—	$—	$6,745,842
Total Investments	$6,745,842	$—	$342,012,516	$348,758,358
Other Financial Instruments
Assets
Foreign Currency Exchange Contracts	$—	$637,637	$—	$637,637
Total Assets	$—	$637,637	$—	$637,637
Liabilities
Foreign Currency Exchange Contracts	$—	$(424,781)	$—	$(424,781)
Total Liabilities	$—	$(424,781)	$—	$(424,781)
Total Investments Net of Foreign Currency Exchange Contracts	$6,745,842	$212,856	$342,012,516	$348,971,214

The following is a reconciliation of the amount of the account balances on April 1, 2025 and December 31, 2025 of those investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of April 1, 2025	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Gross Sales	Net Amortization of Discount/ (Premium)	Net Transfers In or Out of Level 3	Balance as of December 31, 2025
Direct Investments:
Direct Equity Investments	$51,351,551	$(7)	$9,213,444	$77,274,253	$(359)	$—	$—	$137,838,882
Total Direct Investments*	$51,351,551	$(7)	$9,213,444	$77,274,253	$(359)	$—	$—	$137,838,882
Secondary Investments*	$67,354,871	$94,171	$34,126,266	$114,925,545	$(12,327,219)	$—	$—	$204,173,634
Total	$118,706,422	$94,164	$43,339,710	$192,199,798	$(12,327,578)	$—	$—	$342,012,516

*	For the purposes of the tables above: (i) “Direct Investments” are private investments directly in the equity or debt of selected operating companies, often together with the management of the investee operating company; (ii) and “Secondary Investments” are single or portfolios of assets acquired on the secondary market. However, in the private equity market sector the term “Secondary Investments” is generally understood to mean Private Equity Fund Investments acquired in the secondary market. Notwithstanding the foregoing, if the Fund reasonably determines that the strict application of the above definitions would not reflect the economic substance of any investment, the Fund may re-classify such investment as it deems appropriate.

Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

The amount of the net change in unrealized appreciation (depreciation) for the nine months ended December 31, 2025 relating to investments in Level 3 assets still held at December 31, 2025 is $43,339,710 which is included as a component of net change in accumulated unrealized depreciation on investments on the Consolidated Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser for Level 3 Fair Value Measurements for investments held as of December 31, 2025:

Type of Security	Fair Value at December 31, 2025 (000’s)*	Valuation Technique(s)	Unobservable Input	Range (weighted average)
Direct Equity	$46,694	Market comparable companies	Enterprise value to EBITDA multiple	11.80x – 44.50x (17.89x)
	15,153	Market comparable companies	Price to book ratio	2.30x – 3.00x (2.96x)
	75,993	Market comparable companies	Enterprise value to sales multiple	7.10x – 34.54x (12.11x)
Secondary Investments	$204,174	Adjusted reported net asset value	Reported net asset value	n/a
*	Level 3 fair value includes accrued interest.

Level 3 Direct Equity Investments valued using an unobservable input are directly affected by a change in that input. For Direct Investments, significant increases or decreases in these inputs in isolation would result in a significantly lower or higher fair value measurements.

Forward Foreign Currency Exchange Contracts

The Fund may enter forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign currency exchange contracts.

During the nine months ended December 31, 2025, the Fund entered into 31 long/short forward foreign currency exchange contracts. The Fund had $(2,644,796) in net realized gains (losses) and $942,889 change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts. The outstanding forward foreign currency exchange contract amounts at December 31, 2025 are representative of contract amounts during the period.

Affiliated Investments

Under Section 2(a)(3) of the Investment Company Act, a portfolio company is considered “affiliated” with the Fund if the Fund owns five percent or more of such portfolio company’s outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following portfolio companies as of December 31, 2025:

	Shares/ Principal as of December 31, 2025	Fair Value as of March 31, 2025	Gross Additions(1)	Gross Reductions(2)	Realized Gains/ Losses	Change in Unrealized Gains (Losses)	Fair Value as of December 31, 2025	Affiliated Income/ Accretion of Discount
Controlled Affiliates
Restor3D, Inc.	4,527,607	$-	$11,697,033	$-	$-	$485,602	$12,182,635	$-
Total Controlled Affiliates	4,527,607	$-	$11,697,033	$-	$-	$485,602	$12,182,635	$-

(1)	Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, the accretion of discounts and the exchange of one or more existing securities for one or more new securities.
(2)	Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and determined that there were no subsequent events that require disclosure in the consolidated financial statements.